UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 2, 2004

Date of Report (Date of

earliest event reported)

ProCyte Corporation

(Exact Name of Registrant as Specified in Charter)

Washington	0-18044	91-1307460
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

8511 154th Avenue, NE, Redmond, WA		98052
(Address of principal executive offices)		(Zip Code)

(425) 869-1239
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02.              Results of Operations and Financial Condition.

On November 2, ProCyte Corporation issued a press release announcing its earnings for the third quarter and nine months ended September 30, 2004.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01.              Financial Statements and Exhibits.

(c)              Exhibits.

Exhibit No	Description
99.1	Press release dated November 2, 2004, “ProCyte Reports Third Quarter 2004 Financial Results – Third Quarter Product Sales Increase 40%”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ProCyte Corporation

Dated: November 2, 2004	By:	/s/ Robert W. Benson
Robert W. Benson Chief Financial Officer

EXHIBIT INDEX

Exhibit No	Description
99.1	Press release dated November 2, 2004, “ProCyte Reports Third Quarter 2004 Financial Results – Third Quarter Product Sales Increase 40%”